                 AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:          09/01/98
Monthly Period Ending:             09/30/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                          $493,343,514
                                                                                               ---------------------

     B.   Purchase of Subsequent Receivables                                                                  0
                                                                                               ---------------------

     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                    at end of period                                        13,461,579
                                                                      ---------------------
          (2)  Collections on Receivables paid off
                    during period                                            2,845,497
                                                                      ---------------------
          (3)  Receivables becoming Liquidated Receivables
                    during period                                            3,023,310
                                                                      ---------------------
          (4)  Receivables becoming Purchased Receivables
                    during period
                                                                      ---------------------
          (5)  Cram Down Losses occurring during period
                                                                      ---------------------
          (6)  Other Receivables adjustments                                    37,786
                                                                      ---------------------
          (7)  Less amounts allocable to Interest                           (7,190,216)
                                                                      ---------------------

          Total Monthly Principal Amounts                                                            12,177,956
                                                                                               ---------------------

     D.   End of period Aggregate Principal Balance                                                $481,165,558
                                                                                               ---------------------
                                                                                               ---------------------

     E.   Pool Factor                                                                                91.650595%
                                                                                               ---------------------
                                                                                               ---------------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                 Class A-1     Class A-2    Class A-3     Class A-4    Class A-5       TOTAL
                                                 ---------     ---------    ---------     ---------    ---------       -----
     A.  Beginning of period Note Balance        $70,937,708  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $479,937,708
                                                 -------------------------------------------------------------------------------

     B.  Noteholders' Principal Distributable
           Amount                                 12,177,956             0            0             0            0    12,177,956
     C.  Noteholders' Accelerated Principal
           Amount                                  2,228,066             0            0             0            0     2,228,066
     D.  Accelerated Payment Amount Shortfall         52,185             0            0             0            0        52,185
     E.  Note Prepayment Amount                            0             0            0             0            0             0
     F.  Deficiency Claim Amount                           0             0            0             0            0             0
                                                 -------------------------------------------------------------------------------


     G.  End of period Note Balance              $56,479,501  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $465,479,501
                                                 -------------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------------

     H.  Note Pool Factors                        48.689225%   100.000000%  100.000000%   100.000000%  100.000000%    88.662762%
                                                 -------------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------------

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.  Beginning of period Pre-Funding Account balance                                                $0
                                                                                           ------------------
     B.  Purchase of Subsequent Receivables                                          0
                                                                      ------------------
     C.  Investment Earnings                                                         0
                                                                      ------------------
     D.  Investment Earnings Transfer to Collections Account                         0
                                                                      ------------------
     E.  Payment of Mandatory Prepayment Amount                                      0
                                                                      ------------------
                                                                                                         0
                                                                                           ------------------
     F.  End of period Pre-Funding Account balance                                                      $0
                                                                                           ------------------
                                                                                           ------------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.  Total Monthly Principal Amounts                                                       $12,177,956
                                                                                           ------------------
     B.  Required Pro-forma Security Balance                               433,049,002
                                                                      ------------------
     C.  Pro-forma Security Balance (Assuming
           100% Paydown of Total Monthly Principal Amounts)                467,759,752
                                                                      ------------------
     D.  Step-down Amount  (B. - C.)                                                                     0
                                                                                           ------------------
     E.  Principal Distributable Amount  (A.- D.)                                              $12,177,956
                                                                                           ------------------
                                                                                           ------------------

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.  Beginning of period Capitalized Interest  Account balance                                      $0
                                                                                           ------------------
     B.  Monthly Capitalized Interest Amount                                         0
                                                                      ------------------
     C.  Investment Earnings                                                       (17)
                                                                      ------------------
     D.  Investment Earnings Transfer to Collections Account                        17
                                                                      ------------------
     E.  Payment of Overfunded Capitalized Interest Amount                           0
                                                                      ------------------
     F.  Payment of Remaining Capitalized Interest Account                           0
                                                                      ------------------
                                                                                                         0
                                                                                           ------------------
     G.  End of period Capitalized Interest Account balance                                             $0
                                                                                           ------------------
                                                                                           ------------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.  Available Funds:

         (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                              $16,307,076
                                                                      ------------------
         (2)  Liquidation Proceeds collected
                during period                                                1,331,309
                                                                      ------------------
         (3)  Purchase Amounts deposited in Collection
                Account
                                                                      ------------------
         (4) (a)  Investment Earnings - Collection Account                      48,189
                                                                      ------------------
             (b)  Investment Earnings - Transfer From Prefunding
                    Account                                                          0
                                                                      ------------------
             (c)  Investment Earnings - Transfer From Capitalized
                    Interest Account                                               (17)
                                                                      ------------------
         (5)  Collection of Supplemental Servicing Fees
             (a)  Extension Fees                                                24,155
                                                                      ------------------
             (b)  Repo and Recovery Fees Advanced                               53,108
                                                                      ------------------
             (c)  Other Fees                                                    73,282
                                                                      ------------------
         (6)  Monthly Capitalized Interest Amount                                    0
                                                                      ------------------
         (7)  Mandatory Prepayment Amount
                                                                      ------------------

              Total Available Funds                                                             17,837,102
                                                                                          -------------------

     B.  Distributions:

         (1)  Base Servicing Fee and Supplemental Servicing Fees
             (a)  Base Servicing Fee                                           925,019
                                                                      ------------------
             (b)  Repo and Recovery Fees                                        53,108
                                                                      ------------------
             (c)  Bank Service Charges                                          12,736
                                                                      ------------------
             (d)  Other Fees                                                    73,282
                                                                      ------------------
         (2)  Agent fees                                                           500
                                                                      ------------------
         (3)  Refunds of Overpayments paid by AFS                               14,538
                                                                      ------------------
         (4)  Noteholders' Interest Distributable Amount
             (a)  Class A - 1                                                  299,481
                                                                      ------------------
             (b)  Class A - 2                                                  740,588
                                                                      ------------------
             (c)  Class A - 3                                                  328,886
                                                                      ------------------
             (d)  Class A - 4                                                  545,400
                                                                      ------------------
             (e)  Class A - 5                                                  255,000
                                                                      ------------------

         (5)  Noteholders' Principal Distributable Amount
             (a)  Class A - 1                                               12,177,956
                                                                      ------------------
             (b)  Class A - 2                                                        0
                                                                      ------------------
             (c)  Class A - 3                                                        0
                                                                      ------------------
             (d)  Class A - 4                                                        0
                                                                      ------------------
             (e)  Class A - 5                                                        0
                                                                      ------------------

         (6)  Security Insurer Premiums                                        182,542
                                                                      ------------------

              Total distributions                                                               15,609,036
                                                                                          -------------------

     C.  Excess Available Funds  (or Deficiency Claim Amount )                                   2,228,066
                                                                                          -------------------

     D.  Noteholders' Accelerated Principal Amount                                              (2,228,066)
                                                                                          -------------------

     E.  Deposit to Spread Account                                                                      $0
                                                                                          -------------------
                                                                                          -------------------

VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.  Excess Available Funds  (VI.C.)                                                            $2,228,066
                                                                                                 --------------
     B.  Pro Forma Security Balance    (II.A.-II.B.)                                               467,759,752
                                                                                                 --------------
     C.  Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                433,049,002
                                                                                                 --------------
     D.  Excess of Pro Forma Balance over Required Balance   (B. - C.)                              34,710,750
                                                                                                 --------------
     E.  End of Period  Class A-1 Note Balance (before accel. payments)                             58,759,752
                                                                                                 --------------
     F.  Greater of D. or E.                                                                        58,759,752
                                                                                                 --------------
     G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                        $2,228,066
                                                                                                                 --------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.  Pro Forma Security Balance                                                               $467,759,752
                                                                                                 --------------
     B.   Required Pro Forma Security Balance                                                      433,049,002
                                                                                                 --------------
     C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                             34,710,750
                                                                                                 --------------
     D.   End of Period  Class A-1 Note Balance (before accel. payments)                            58,759,752
                                                                                                 --------------
     E.   Greater of C. or D.                                                                       58,759,752
                                                                                                 --------------
     F.   Excess Available Funds  (VI.C.)                                                            2,228,066
                                                                                                 --------------
     G.   Investment Earnings on Collection Account                                                     48,189
                                                                                                 --------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                         $56,579,875
                                                                                                                 --------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

     A.  Beginning of period Spread Account balance                                                                $13,124,998
                                                                                                                 --------------
     B.  Additions to Spread Account
         (1)  Deposits from Collections Account    (VI. E.)                                                  0
                                                                                                 --------------
         (2)  Investment Earnings                                                                       52,185
                                                                                                 --------------
         (3)  Deposits Related to Subsequent Receivables Purchases                                           0
                                                                                                 --------------

         Total Additions                                                                                                52,185
                                                                                                                 --------------

     C.  Spread Account balance available for  withdrawals                                                          13,177,183
                                                                                                                 --------------

     D.  Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                       $10,624,961
                                                                                                 --------------
         (2)  Subsequent Spread Account Deposits                                                     2,500,037
                                                                                                 --------------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                            13,124,998
                                                                                                 --------------
         (4)  $100,000                                                                                 100,000
                                                                                                 --------------
         (5)  2% of Original Pool Balance (total deliveries)                                        10,499,999
                                                                                                 --------------
         (6)  End of period Note Balance (before accel. principal shortfall calc)                  465,531,686
                                                                                                 --------------
         (7)  Lesser of (5) or (6)                                                                  10,499,999
                                                                                                 --------------
         (8)  Floor Amount Greater of (4) or (7)                                                    10,499,999
                                                                                                 --------------
         (9)  Aggregate Principal Balance                                                          481,165,558
                                                                                                 --------------
        (10)  End of period Note Balance (before accel. principal shortfall calc)                  465,531,686
                                                                                                 --------------
        (11)  Line (9) less line (10)                                                               15,633,872
                                                                                                 --------------
        (12)  OC level     (11) / (9)                                                                    3.25%
                                                                                                 --------------
        (13)  13% less OC level, if OC level is greater than 10%                                           n/a
                                                                                                 --------------
        (14)  If OC level is equal to or greater than 10%, Percent in (13) x End
                 of Period Aggregate Principal Balance                                                     n/a
                                                                                                 --------------
        (15)  If OC level is less than 10%, 2.5% of Original Pool Balance
                 (total deliveries)                                                                 13,124,998
                                                                                                 --------------
        (16)  15% of end of period Aggregate Principal Balance if Trigger Date                             n/a
                                                                                                 --------------

        Requisite Amount of Spread Account (either (3), (8), (14), (15),
          or (16) as applicable)                                                                                    13,124,998
                                                                                                                 --------------

     E.  Withdrawals from Spread Account
         (1)  Priority First - Deficiency Claim Amount
                                                                                                 --------------
         (2)  Priority Second through Third
                                                                                                 --------------
         (3)  Priority Fourth - Accelerated Payment Amount Shortfall               56,579,875
                                                                                 --------------
              Accelerated Payment Amount Shortfall in Excess of Requisite Amount                        52,185
                                                                                                 --------------
         (4)  Priority Fifth through Sixth
                                                                                                 --------------
         (5)  Priority Seventh - to Servicer
                                                                                                 --------------

         Total withdrawals                                                                                              52,185
                                                                                                                 --------------


     F.  End of period Spread Account balance                                                                      $13,124,998
                                                                                                                 --------------

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.  Beginning of period number of Receivables                                                                      41,777
                                                                                                                 --------------

     B.  Number of Subsequent Receivables Purchased                                                                          0
                                                                                                                 --------------

     C.  Number of Receivables becoming Liquidated
           Receivables during period                                                                                       292
                                                                                                                 --------------

     D.  Number of Receivables becoming Purchased
           Receivables during period
                                                                                                                 --------------

     E.  Number of Receivables paid off during period                                                                      363
                                                                                                                 --------------

     F.  End of period number of Receivables                                                                            41,122
                                                                                                                 --------------
                                                                                                                 --------------


XI.   STATISTICAL DATA:

     A.  Weighted Average APR of the Receivables                                                                        18.82%
                                                                                                                 --------------

     B.  Weighted Average Remaining Term of the Receivables                                                              50.63
                                                                                                                 --------------

     C.  Average Receivable Balance                                                                                    $11,701
                                                                                                                 --------------

     D.  Aggregate Realized Losses                                                                                  $3,376,683
                                                                                                                 --------------

By:
       --------------------------------------------
Name:     Preston A. Miller
       --------------------------------------------
Title:    Executive Vice President and Treasurer
       --------------------------------------------
Date:     October 1, 1998
       --------------------------------------------

                 AmeriCredit Automobile Receivables Trust 1998-B
                       Class A-1 5.629% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                       Class A-4 6.06% Asset Backed Notes
                       Class A-5 6.12% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:        09/01/98
Monthly Period Ending:           09/30/98


I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                 Class A-1       Class A-2     Class A-3     Class A-4    Class A-5       TOTAL
                                                 ---------       ---------     ---------     ---------    ---------       -----
 A.  Preliminary End of period Note Balance      $56,479,501   $174,000,000   $77,000,000  $108,000,000  $50,000,000  $465,479,501
                                              ------------------------------------------------------------------------------------

 B.  Deficiency Claim Amount                               0              0             0             0            0             0

 C.  End of period Note Balance                  $56,479,501   $174,000,000   $77,000,000  $108,000,000  $50,000,000  $465,479,501
                                              ------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------------

 D.  Note Pool Factors                            48.689225%    100.000000%   100.000000%   100.000000%  100.000000%    88.662762%
                                              ------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------------

II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.  Preliminary End of period Spread Account balance                                                          $13,124,998
                                                                                                                 --------------

     B.  Priority First - Deficiency Claim Amount from preliminary certificate                                               0
                                                                                                                 --------------

     C.  End of period Spread Account balance                                                                      $13,124,998
                                                                                                                 --------------

X.   PERFORMANCE TESTS:

     A.  Delinquency Ratio
         (1)  Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                                   $10,483,953
                                                                                                 --------------
         (2)  Purchased Receivables with Scheduled Payment
                delinquent more than 60 days at end of period
                                                                                                 --------------
         (3)  Beginning of period Principal Balance                                                493,343,514
                                                                                                 --------------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                   2.13%
                                                                                                                 --------------
         (5)  Previous Monthly Period Delinquency Ratio                                                                  1.51%
                                                                                                                 --------------
         (6)  Second previous Monthly Period Delinquency Ratio                                                           0.76%
                                                                                                                 --------------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                                             1.47%
                                                                                                                 --------------
         (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                        yes
                                                                                                                 --------------


                                      1

     B.  Cumulative Default Rate
         (1)  Defaulted Receivables in Current Period                                               $4,408,964
                                                                                                 --------------
         (2)  Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                             12,093,069
                                                                                                 --------------
         (3)  Original Pool Balance                                                                524,999,926
                                                                                                 --------------
         (4)  Cumulative Default Rate (2) divided by (3)                                                                2.30%
                                                                                                                 --------------
         (5)  Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 8.74%.)                                                           yes
                                                                                                                 --------------

     C.  Cumulative Net Loss Rate
         (1)  Receivables becoming Liquidated Receivables during period                             $3,023,310
                                                                                                 --------------
         (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period                            --------------

         (3)  Cram Down Losses occurring during period                                           --------------

         (4)  Liquidation Proceeds collected during period                                          (1,331,309)
                                                                                                 --------------
         (5)  Net Losses during period (1)+(2)+(3)-(4)                                               1,692,001
                                                                                                 --------------
         (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                            1,684,682
                                                                                                 --------------
         (7)  50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                                   2,429,190
                                                                                                 --------------
         (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date   525,000,000
                                                                                                 --------------
         (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                          1.11%
                                                                                                                 --------------
        (10)  Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 5.00%.)                                                          yes
                                                                                                                 --------------

     D.  Extension Rate
         (1)  Principal Balance of Receivables extended during current period                        2,959,115
                                                                                                 --------------
         (2)  Beginning of Period Aggregate Principal Balance                                      493,343,514
                                                                                                 --------------
         (3)  Extension Rate (1) divided by (2)                                                                         0.60%
                                                                                                                 --------------
         (4)  Previous Monthly Extension Rate                                                                           0.28%
                                                                                                                 --------------
         (5)  Second previous Monthly Extension Rate                                                                    0.14%
                                                                                                                 --------------
         (6)  Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                            0.34%
                                                                                                                 --------------
         (7)  Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                            yes
                                                                                                                 --------------

XI.  DELINQUENCY:

     A.  Receivables with Scheduled Payment delinquent
         (1)  31-60 days                                                         #      2,287      $29,018,480          5.88%
                                                                                 ----------------------------------------------
         (2)  61-90 days                                                                  555        7,520,568          1.52%
                                                                                 ----------------------------------------------
         (3)  over 90 days                                                                214        2,963,385          0.60%
                                                                                 ----------------------------------------------

         Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                          3,056      $39,502,433          8.01%
                                                                                 ----------------------------------------------
                                                                                 ----------------------------------------------

By:
        ----------------------------------------------
Name:       Preston A. Miller
        ----------------------------------------------
Title:      Executive Vice President and Treasurer
        ----------------------------------------------
Date:       October 5, 1998
        ----------------------------------------------


                                      2